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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        December 21, 1999
                                                --------------------------------




                          INTELECT COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                        0-11630              76-0471342
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   (State or other jurisdiction         (Commission          (IRS Employer
       of incorporation)                File Number)         Identification No.)



                  1100 Executive Drive, Richardson, Texas          75081
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               (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code        (972) 367-2100
                                                   -----------------------------


                                       N/A
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         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS.

         As previously announced, Intelect Communications, Inc. (the "Company") closed the issuance of 5,000,000 investment units to The Coastal Corporation Second Pension Trust ("Coastal") in exchange for a $5 million reduction in Intelect's obligations under its $12 million Revolving Credit Agreement with Coastal. Such amount will be available for borrowing by the Company subject to the terms of the credit agreement. Each"investment unit" consists of one share of restricted Intelect common stock and one restricted warrant. The warrants, which are not immediately exercisable, have a term of three years, a strike price of $0.75 per share and may not be exercised until at least six months after issuance and after the common stock of the Company has a daily closing price of $1.20 or more for five consecutive days. In addition, pursuant to the transaction, the Company agreed that the exercise price of Coastal's currently outstanding warrants to purchase 450,000 shares and 1,067,308 shares of common stock of the Company would be re-set to $0.75 per share. Coastal has the right to designate a person to fill the current vacancy on the Company's Board of Directors on 14 days prior written notice to the Company.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business to Be Acquired:     N/A

     (b) Pro Forma Financial Information of the Business to Be Acquired:    N/A

     (c) Exhibits:

         4.1 Warrant to purchase 5,000,000 shares of common stock of Intelect at $0.75 per share.

         4.2 Warrant to purchase 450,000 shares of common stock of Intelect at $0.75 per share.

         4.3 Warrant to purchase 1,067,308 shares of common stock of Intelect at $0.75 per share.

         4.4 Registration Rights Agreement dated December 21, 1999 between Intelect and Coastal.

         10.1 Subscription Agreement for Common Stock Units dated December 17, 1999 between Intelect and Coastal.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INTELECT COMMUNICATIONS, INC.
                                         --------------------------------------
                                                   (Registrant)


Date:  December 21, 1999                       By:   /s/ HERMAN M. FRIETSCH
                                                   -----------------------------
                                                          (Signature)
                                                  Herman M. Frietsch
                                                  Chairman of the Board and CEO








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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER            DESCRIPTION
------            -----------
 4.1              Warrant to purchase 5,000,000 shares of common stock of
                  Intelect at $0.75 per share.

 4.2 Warrant to purchase 450,000 shares of common stock of Intelect at $0.75 per share.

 4.3 Warrant to purchase 1,067,308 shares of common stock of Intelect at $0.75 per share.

 4.4              Registration Rights Agreement dated December 21, 1999 between
                  Intelect and Coastal.

 10.1             Subscription Agreement for Common Stock Units dated December
                  17, 1999 between Intelect and Coastal.